IBS-C Phase 2b Results October 2014 Exhibit 99.1

Tenapanor Reduces Sodium and
Phosphorus Absorption
Dietary Sodium/Phosphorus Passes
Into Circulation
Diverts Sodium/Phosphorus
from Circulation
WITHOUT TENAPANOR WITH TENAPANOR
Tenapanor is a non-systemic small
molecule inhibitor of NHE3, a sodium
transporter present on the epithelia of
the GI tract
Tenapanor
Sodium
Phosphorus
Local Activity
in the Gut
Sodium
Phosphorus

Phase 2b Design for Tenapanor in IBS-C
•
Design:
Double-blind, placebo-controlled, randomized
1:1:1:1 into three treatment arms, 1 placebo arm
(approximately 93 patients/group) for a total of 371
patients; 12 weeks treatment, 4 weeks follow-up
•
Primary Endpoint: Percent complete spontaneous bowel
movement (CSBM)*
responders (patient needs to have an
increase of at least one CSBM from baseline for 6 of the
12 treatment weeks)
•
Secondary Endpoints:
•
Treatment Arms:
IBS-C Phase 2b Protocol
RANDOMIZATION
*CSBM
defined as a bowel movement that feels complete and is not aided by the use of any other medication, like a laxative
PLACEBO BID
TENAPANOR 5 MG BID
TENAPANOR 20 MG BID
TENAPANOR 50 MG BID
Overall Responder Rate, Abdominal
Pain and Abdominal and IBS-C Symptoms

Tenapanor in IBS-C Phase 2b Results: Efficacy
•
Trial met primary efficacy endpoint: complete spontaneous bowel movement
(CSBM) responder [60.7% in tenapanor 50 mg bid group vs. 33.7% placebo;
p<0.001]
•
The overall responder rate for the dual composite endpoint (CSBM responder and abdominal pain responder in 6 of 12 weeks) was higher in the tenapanor
50 mg bid group compared to the placebo group [50.0% vs. 23.6% placebo;
p<0.001]
•
This dual composite endpoint is the primary regulatory endpoint in Europe and US (EMA draft guidance 2013, FDA guidance 2012)

Tenapanor in IBS-C Phase 2b Results: Efficacy (con’t)
•
Dose response relationship was observed in the primary endpoint, as well as in most other secondary endpoints, although statistical significance was not achieved at the 5 mg or 20 mg doses; activity of tenapanor was maintained throughout entire 12-week treatment period
•
Adequate relief of IBS symptoms was statistically significant (p=0.002) for tenapanor 50 mg bid (63.1%) versus placebo (39.3%) at the endpoint week
(week 12 or last valid week)
•
Based on the treatment satisfaction patient scale questionnaire, more subjects receiving 50 mg bid responded that they were “quite satisfied” or
“very satisfied” with tenapanor versus placebo [65% vs. 38% placebo;
p<0.001]

Tenapanor in IBS-C Phase 2b Results: Safety
•
Tenapanor well-tolerated across all treatment arms, and there were no serious drug-related adverse events.
•
The most common adverse events at 50 mg bid ( 5%) that occurred more frequently in tenapanor-treated patients compared to placebo-treated patients were diarrhea 11.2 percent vs. 0 percent and urinary tract infections
5.6 percent vs. 4.4 percent
•
Based on the analysis of plasma samples tested as part of the study, the minimally systemic nature of tenapanor was confirmed

Tenapanor for IBS-C
GI Disorder:
Constipation and
Abdominal Pain
IBS-C MARKET
•
Medical Need for Improved Therapies with Better
Efficacy, Excellent Safety and Tolerability
– Achieve Endpoint in Only 7% to 20% of Patients
– Side Effects (e.g., Nausea and Diarrhea,
respectively)
•
Amitiza® and Linzess® Fall Short:
•
OTC Drugs Inexpensive but Not Very
Effective in Moderate to Severe Cases
LIMITATIONS OF CURRENT TREATMENTS
•
Approximately 1.4% of the US population,
or 4.4 million individuals, have IBS-C.
•
About one million patients have been
diagnosed

Mean 24hr Fecal Sodium (mmol)

Mean 24hr Fecal Sodium (mmol)

Tenapanor Demonstrates Dose Level and Dose Frequency
Response; Stool and Urine Sodium Correlate
1
1
RDX5791-102 published in Spencer et al Sci Transl Med 6, 227ra36 (2014) *P < 0.05 versus placebo, †P < 0.05 versus 30 mg once daily. Data are means ±
SEM.;
PHASE 1 IN HEALTHY ADULT VOLUNTEERS
-
10
20
30
40
50
Placebo 3 mg QD 10 mg QD 30 mg QD 100 mg
QD
-
10
20
30
40
50
Placebo 30mg QD 30mg BID 30mg TID

Phase 2a Had Demonstrated Activity with QD Dosing
DUAL ENDPOINT: >30% DECREASE IN WEEKLY ABDOMINAL PAIN SCORE AND >1
INCREASE IN CSBM FREQUENCY AS COMPARED TO BASELINE
* p<0.05 versus placebo
*
severity and QOL measurements with QD dosing although the primary endpoint, change in CSBM from
Baseline to Week 4, was not met in this Phase 2a study.
Percent
Responders
End of Treatment
0%
10%
20%
30%
40%
Week 1 Week 2 Week 3 Week 4 Follow-Up
Week 1
Follow-Up
Week 2
Placebo (n=47)
100mg QD (n=46)
Improvements in degree of bloating and abdominal pain were noted, as well as relief of IBS symptoms,

Tenapanor Program – Renal Indications and IBS-C
PROGRAM INDICATION RESEARCH PHASE 1
PHASE 2
STATUS 2a 2b
Tenapanor
(NHE3 Inhibitor)
ESRD-Pi (1)
Phase 2b Data
1H:2015
IBS-C (2)
Phase 2b Data
Announced
Oct 1, 2014
CKD (3)
Phase 2a Data
2H:2015
More information about clinical trials design can be found at the following links:
(1) ESRD-Pi: http://clinicaltrials.gov/ct2/show/NCT02081534
(2) IBS-C: http://clinicaltrials.gov/ct2/show/NCT01923428
(3) CKD: http://clinicaltrials.gov/ct2/show/NCT01847092